The Royce Funds
                                             1414 Avenue of the Americas
                                                  New York, NY  10019
                                                   (212) 355-7311
                                                   (800) 221-4268

Dear Shareholder:


     Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: "In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later." In 1995, however, the formula seemed to be reversed as investors were paid with "cash" in the form of high stock market returns. One can only wonder when investors will be paid with "experience."

  "Able To Leap Tall Buildings	   [cartoon of flying man with cape]
       In A Single Bound"

           This familiar phrase describes popular superhero Superman, but it could also reflect 1995's stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the "faster than a speeding bullet" S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

     Royce Total Return Fund's ("RTR") income oriented, small-cap value approach was no match for the performance of the raging bull market of 1995. Just as "small-cap" under-performed large-cap, "value" under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short- term performance. Nevertheless, RTR's risk-averse style produced a 26.9% return in 1995.

     The Fund has $2.5 million in assets and two years of performance history. Average annual total return for the Fund since inception (12/15/93) was 15.1%.


The Relevance of Relative Performance	  [graphic of Einstein]

       At some point in every modern bull market, generally at the later stages, the concept of relative performance becomes dominant in any discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute
gains to relative rewards.    Investment strategies are changed,
portfolio managers are replaced and solid results are ignored in the quest for better relative performance.  The problem is ....... you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.
The Value In Value Investing

     A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their "intrinsic worth." The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

     Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. The value in "value investing" is to provide a coherent system for rational decision making ... the purpose of which is to compound wealth while minimizing risk. Its basic premise is that the price one pays for an investment makes a significant difference in the return one receives.

What We Do   [graphic of balance weighing factory vs. $]

   Royce Total Return Fund uses a risk-averse approach to invest in income oriented securities of small-cap companies. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

     Our approach attempts to understand and value a company's "private worth." Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.


No Other Place We Would Rather Be

     While the Fund focuses on companies with market caps below $1 billion, our weighted average and median market caps are actually much lower, $337 million and $267 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap market is huge in numbers, with over 10,000 companies valued at more than $900 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

How It Works   [cartoon of man in lab coat with pointer]

     Our approach to investing in individual small-cap companies has proven long-term benefits, but can be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. Ultimately, our success is driven by the process of "weighing the true value" of the small companies in which we invest.


Anything But Typical

      What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the "right stuff" was in place. Consider the following:

     There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

     The last five years were an anomaly in that a full market cycle did not take place, but rather a trough (bottom) to peak (top) experience only.

     It was the best (in terms of return and duration) trough to peak period in the 17-year history of the Russell 2000.

     It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

     Within this market cycle, short-term interest rates had one of their most significant declines - three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

     It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

Cause or Effect	[cartoon of smiling character with thought baloon]

    An interesting aspect of this five year rise in both stocks and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

     We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. We remain most astonished, not with the magnitude of investor appetite for stocks, but the nearly universal assumption of its permanence. The real world is cyclical and so are its markets.


A New Era ?	[cartoon of cavemen hammering on rocket]

     As the bull market enters its sixth year uninterrupted by normal corrections, we find ourselves asking (and more to the point, others
asking us) is this a new era in investing?   Have changes in national
demographics and attitudes and, therefore,
 investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the "Clark Kent" of the investment world, permanently nerdy within the new order?

     We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

     Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.


The Next Five Years Will Be Different

     "It is not the going out of port, but the coming in, that
determines the success of a journey."   Henry Ward Beecher

     It's not likely that the next five years will rival the previous five in terms of "ideal wind conditions" or "spectacular performance." History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns.
Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

     The primary driver behind the most recent rally (and almost 15 years of soaring markets) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

[Graph of log-term government bond yields over time since Dec. 75 with indication of when the Dow average passed 1000 and 5000]

     The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent "safety" of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.


Time For Change ... We Think Not  [graphic of jubilant alarm clock]

    We have been discussing what has happened. Now it's time to talk about what has not happened.

     First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

     Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to "stay the course" results in failure.

     Third, the natural laws of gravity and market cycles have not been rescinded.

     And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our income oriented approach to small-cap investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

     Yours faithfully,




Charles M. Royce          Jack E. Fockler, Jr.
   President               W. Whitney George
                            Vice Presidents


February 15, 1996
















NOTE: S&P 500 and Russell 2000 are unmanaged indices and include the reinvestment of dividends.

                          FINANCIAL REVIEW


   Period      Total Return              Average Annual Total Return

 1995   ..................26.9%  Since Inception*...............15.1%
 1994   .................. 5.1%






                        Royce Total Return Fund
                 Value of $10,000 Invested on 12/15/93

[Graph of value of $10000 investment in RGS vs. MS World Index since 12/15/94]




* Inception date - December 15, 1993


  The results presented in this Annual Report should not be considered representative of the total return from an investment in the Fund today. They are only provided to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to accounts open for less than one year.

                          PORTFOLIO SUMMARY

    The following information is provided as a "bird's eye" view of the Royce Total Return Fund portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.


    Portfolio Composition                     Value         % of Net Assets
        Common Stocks                     $1,860,237            73.0 %
        Corpoate Bonds and Preferred Stocks  536,413            21.1
        Cash & Other Net Assets              151,024             5.9
        Total Net Assets                  $2,547,674           100.0 %

    Portfolio Diagnostics (unaudited)
    Weighted Average Market Capitalization      $337 Million
    Median Market Capitalization                $267 Million
    Weighted Average P/E Ratio                  12.8 x
    Weighted Average P/B Ratio                   1.5 x
    Weighted Average Portfolio Yield             5.0 %

    Common Stock Sectors                    % of Net Assets
        Industrial Cyclicals                    24.7 %
        Financial                               21.9
        Consumer Durables                        9.4
        Services                                 6.8
        Technology                               5.6
        Consumer Staples                         3.4
        Retail                                   1.2

    Top Twenty Positions                      Value         % of Net Assets
     1 *AnnTaylor Stores Corporation        $123,750             4.9%
     2 *Reliance Group Holdings, Inc.        103,500             4.1%
     3 *Figgie International Inc. Cl. A       99,500             3.9%
     4  Curtiss-Wright Corporation            96,750             3.8%
     5  Willis Corroon Group plc              93,000             3.7%
     6  Landauer Inc.                         89,175             3.5%
     7  Stanhome Inc.                         87,375             3.4%
     8  Nobel Insurance Limited               86,450             3.4%
     9  P.H. Glatfelter Company               85,625             3.4%
    10  Garan Incorporated                    82,685             3.2%
    11 *Cliffs Drilling Company               82,500             3.2%
    12  E.W. Blanch Holdings, Inc.            81,813             3.2%
    13  Weyco Group, Inc.                     78,500             3.1%
    14 *Bird Corp.                            74,100             2.9%
    15  Ennis Business Forms, Inc.            73,500             2.9%
    16  Woodward Governor Company             73,500             2.9%
    17  Pennsylvania Manufacturers Corporation73,000             2.9%
    18  Hilb, Rogal & Hamilton Company        66,875             2.6%
    19  Fab Industries, Inc.                  63,750             2.5%
    20  Lilly Industries, Inc. Cl. A          63,750             2.5%

*Debt security of issuer.

    ROYCE TOTAL RETURN FUND
    Schedule of Investments at December 31, 1995
    COMMON STOCKS - 73.0%

                                                               Value
          Shares                                              (Note 1)
    CONSUMER DURABLES - 9.4%
                4,900   Garan Incorporated                     $82,685
                3,100   Juno Lighting, Inc.                     49,600
                1,000   Sturm, Ruger & Company, Inc.            27,375
                2,000   Weyco Group, Inc.                       78,500
                                                               238,160

    CONSUMER STAPLES - 3.4%
                3,000   Stanhome Inc.                           87,375

    FINANCIAL - 21.9%
                3,500   E.W. Blanch Holdings, Inc.              81,813
                1,100   Fremont General Corporation             40,425
                5,000   Hilb, Rogal & Hamilton Company          66,875
                2,000   The John Nuveen Company                 49,500
                7,600   Nobel Insurance Limited                 86,450
                4,000   Pennsylvania Manufacturers Corporatio   73,000
                1,000   The Pioneer Group, Inc.                 27,250
                8,000 * Willis Corroon Group plc                93,000
                1,800   Zenith National Insurance Corp.         38,475
                                                               556,788

    INDUSTRIAL CYCLICALS - 24.7%
                5,100   Blessings Corporation                   52,913
                1,800   Curtiss-Wright Corporation              96,750
                2,000   Fab Industries, Inc.                    63,750
                2,000   Florida Rock Industries, Inc.           58,500
                2,100   Gilbert Associates, Inc. Cl. A          26,250
                5,000   P. H. Glatfelter Company                85,625
                5,000   Lilly Industries, Inc. Cl. A            63,750
                1,500   Paul Mueller Company                    51,375
                3,700   Oshkosh Truck Corporation Cl. B         56,425
                1,000   Woodward Governor Company               73,500
                                                               628,838

    RETAIL - 1.2%
                1,000   Blair Corporation                       31,625




   The accompanying notes are an integral part of the financial statements.

    SERVICES - 6.8%
                1,000   Crawford & Company Cl. B                16,250
                6,000   Ennis Business Forms, Inc.              73,500
                2,900   Jackpot Enterprises, Inc.               33,713
                2,500   The Standard Register Company           50,313
                                                               173,776

    TECHNOLOGY - 5.6%
                4,100   Landauer Inc                            89,175
                4,000   Scitex Corporation Limited              54,500
                                                               143,675

                        Total Common Stocks (Cost $1,668,080)1,860,237

    PREFERRED STOCKS - 6.2%
                3,900   Bird Corp. $1.85 Cv.                    74,100
                3,000   Cliffs Drilling Company $2.3125 Cv. E   82,500
                        Total Preferred Stocks (Cost $141,998  156,600

    CORPORATE BONDS - 14.9%
              150,000   AnnTaylor Stores Corporation           123,750
			8.75% Sb. Db. due 6/15/00
              100,000   Figgie International Inc.               99,500
                        9.875% Sr. Note due 10/01/99
               75,000   National Education Corporation          53,063
                        6.5% Cv. Sb. Db. due 5/15/11
              100,000   Reliance Group Holdings, Inc.          103,500
                        9% Sr. Note due 11/15/00

                        Total Corporate Bonds (Cost $345,506)  379,813

    REPURCHASE AGREEMENT - 6.5%

State Street Bank and Trust Company, 5.25% due 1/2/96, collateralized by U.S. Treasury Bonds,7.25% due 5/15/16, valued at $172,127
 (Cost $345,506)					       165,000
                        TOTAL INVESTMENTS - 100.6%
                          (Cost $2,320,584)                  2,561,650
                        LIABILITIES LESS CASH AND
                          OTHER ASSETS - (.6%)                 (13,976)
                        NET ASSETS - 100.0%                 $2,547,674

    *American Depository Receipt.

    Income Tax Information - The cost for federal income tax purposes was $2,325,066. At Decmber 31, 1995, net unrealized appreciation for all securities amounted to $236,584, consisting of aggregate gross unrealized appreciation of $259,153 and aggregate gross unrealized depreciation of $22,569.




   The accompanying notes are an integral part of the financial statements.

    ROYCE TOTAL RETURN FUND
    Statement of Assets and Liabilities at December 31, 1995

    ASSETS:
    Investments at value (identified cost $2,320,584)  $2,561,650
    Receivable for investments sold                         6,900
    Receivable for dividends and interest                  10,092
    Prepaid expenses and other assets                       5,754
         TOTAL ASSETS                                   2,584,396

    LIABILITIES:
    Payable for investments purchased                      23,446
    Investment advisory fee payable                         1,800
    Accrued expenses                                       11,476
         TOTAL LIABILITIES                                 36,722
         NET ASSETS                                    $2,547,674

    ANALYSIS OF NET ASSETS:
    Undistributed net investment income                      $181
    Accumulated net realized loss on investments           (4,482)
    Net unrealized appreciation on investments            241,066
    Shares of beneficial interest                             443
    Additional paid-in capital                          2,310,466
         NET ASSETS                                    $2,547,674

    PRICING OF SHARES:
    Net asset value, offering and redemption price per share
       ($2,547,674    442,572 shares outstanding) (Note 3)  $5.76

    STATEMENTS OF CHANGES IN NET ASSETS




                                                 Years ended December 31,
                                                 1995       1994
    From Investment Activities:
      Net investment income                     $52,405     $5,137
      Net realized gain on investments          234,948     32,565
      Net unrealized appreciation on investments218,434     22,632
      Increase in net assets resulting from
       operations                               505,787     60,334
      Dividends paid from net investment income (51,027)    (5,037)
      Distributions paid from net realized
       gains                                   (235,511)   (37,781)
    From Capital Share Transactions:
       Increase in net assets from capital shar 672,225  1,187,741
    Increase in Net Assets                      891,474  1,205,257
    Net Assets:
       Beginning of year                     $1,656,200    450,943
       End of year  (including undistributed net investment income
       of $181 and $43, respectively)        $2,547,674 $1,656,200




     The accompaning notes are an integral part of the financial statements.

    ROYCE TOTAL RETURN FUND
    Statement of Operations for the year ended December 31, 1995 INVESTMENT INCOME:
    Income:
       Dividends                                                 $64,495
       Interest                                                   24,105
                Total income                                      88,600
    Expenses:
       Investment advisory fee                                    21,974
       Legal and auditing fees                                     7,966
       Custodian and transfer agent fees                           7,026
       Distribution fee                                            5,414
       Shareholder reports and notices                             2,637
       Miscellaneous                                               1,815
       Organizational costs                                        1,676
       Supplies and postage                                        1,248
       Administrative and clerical services                          922
       Trustees' fees                                                618
       Facilities and office space                                   260
       Fees waived by Adviser and Distributor (Note 2)           (15,361)
                Total expenses                                    36,195
                Net investment income                             52,405
    REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                            $234,948
    Net unrealized appreciation on investments                   218,434
    Net realized and unrealized gain on investments              453,382
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $505,787

     The accompaning notes are an integral part of the financial statements.

    Financial Highlights

This table is presented to show selected data for a share outstanding throughout the period, and to assist shareholders in evaluating the
Fund's performance over  the last three periods.
                                                  Years      For the period
                                                  ended      December 15,1993
                                              December 31,        through
                                             1995    1994    December 31,1993
    Net Asset Value, Beginning of Year       $5.12    $5.00        $5.00
    Income From Investment Activities:
       Net investment income                  0.13     0.02         0.00
       Net realized and unrealized gain on    1.24     0.24         0.00
       Total from investment activities       1.37     0.26         0.00
    Less Distributions:
       Dividends paid from net investment i  (0.13)   (0.02)        0.00
       Distributions paid from net realized  (0.60)   (0.12)        0.00
       Total distributions                  ($0.73)  ($0.14)        0.00
    Net Asset Value, End of Year             $5.76    $5.12        $5.00
    Total Return                              26.9%     5.2%         0.0%
    Ratios/Supplemental Data:
    Net Assets, End of Year             $2,547,674 $1,656,200    450,943
    Ratio of Expenses to Average Net Assets   1.67%    1.96%        0.29% *
    Ratio of Net Investment Income to Avera   2.42%    0.49%       -0.29% *
    Portfolio Turnover Rate                     68%      88%           0%

    *Annualized

    (a) Expenses are shown after waivers by the investmemt adviser and distributor. For the years ended December 31, 1995 and 1994 and for the period ended December 15, 1993, the expense ratios before the waivers would have been 2.38%, 3.21%, and 2.04%, respectively.

ROYCE TOTAL RETURN FUND
Notes to Financial Statements

1.  Summary of Significant Accounting Policies:

     Royce Total Return Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. The Fund commenced operations on December 15, 1993.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a.  Valuation of Investments

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b.   Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c.   Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information".

ROYCE TOTAL RETURN FUND
Notes to Financial Statements (continued)

d.   Distributions:

     Dividend and capital gains distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e.   Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

f.   Organizational expenses:

     Costs incurred by the Fund in connection with its organization and initial registration of shares of $10,288 have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

2.   Investment Adviser and Distributor:

     Under its investment advisory agreement with Quest Advisory Corp. ("Quest"), advisory fees of $9,947 were voluntarily waived by Quest for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the Fund's average total net assets. Such fees are computed daily and are payable monthly to Quest.

     Quest Distributors, Inc. ("QDI"), the distributor of the Fund's shares, is an affiliate of Quest. QDI voluntarily waived the Fund's distribution fee of $5,414 for the year ended December 31, 1995. The distribution agreement provides for maximum fees of
 .25% per annum of the Fund's average total net assets.

ROYCE TOTAL RETURN FUND
Notes to Financial Statements (continued)


3.   Fund Shares:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:


			     Year Ended            Year Ended
         		  December 31, 1995     December 31, 1994
			 Shares     Amount      Shares    Amount

Sold ...............	 80,015    449,217      341,214  $1,731,736
Issued as reinvested
dividends and
distributions.......	 50,053    286,304        8,363      42,817
Redeemed............	(10,697)   (63,296)    (116,576)   (586,812)


4.   Purchases and Sales of Securities:

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $1,688,764 and $1,336,184, respectively.

ROYCE TOTAL RETURN FUND
Report of Independent Accountants




To the Board of Trustees of The Royce Fund and Shareholders of
Royce Total Return Fund:

      We have audited the accompanying statement of assets and liabilities of Royce Total Return Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 15, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Total Return Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and from December 15, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


                                            COOPERS & LYBRAND
L.L.P.


Boston, Massachusetts
February 7, 1996

[ARTICLE] 6

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1995
[PERIOD-END]                               DEC-31-1995
[INVESTMENTS-AT-COST]                          2320584
[INVESTMENTS-AT-VALUE]                         2561650
[RECEIVABLES]                                    16992
[ASSETS-OTHER]                                    5754
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 2584396
[PAYABLE-FOR-SECURITIES]                         23446
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        13276
[TOTAL-LIABILITIES]                            2547674
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       2310466
[SHARES-COMMON-STOCK]                              443
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          181
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         (4482)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        241066
[NET-ASSETS]                                   2547674
[DIVIDEND-INCOME]                                64495
[INTEREST-INCOME]                                24105
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   36195
[NET-INVESTMENT-INCOME]                          52405
[REALIZED-GAINS-CURRENT]                        234948
[APPREC-INCREASE-CURRENT]                       218434
[NET-CHANGE-FROM-OPS]                           505787
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        51027
[DISTRIBUTIONS-OF-GAINS]                        235511
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         449217
[NUMBER-OF-SHARES-REDEEMED]                      63296
[SHARES-REINVESTED]                             286304
[NET-CHANGE-IN-ASSETS]                          891474
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            21974
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  51556
[AVERAGE-NET-ASSETS]                           2165640
[PER-SHARE-NAV-BEGIN]                             5.12
[PER-SHARE-NII]                                    .13
[PER-SHARE-GAIN-APPREC]                           1.24
[PER-SHARE-DIVIDEND]                               .13
[PER-SHARE-DISTRIBUTIONS]                          .60
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               5.76
[EXPENSE-RATIO]                                   1.67
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0